SCHEDULE 14A
                            (RULE 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by Registrant                                        (X)
Filed by a Party other than the Registrant                (   )

Check the appropriate box:

[X] Preliminary Proxy Statement
[   ] Confidential, for use of the Commission only (as permitted by
       Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-12

                              METLIFE INVESTORS USA SEPARATE ACCOUNT A
                        (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.
     [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[    ] Fee paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                    METLIFE INVESTORS USA INSURANCE COMPANY

                      IMPORTANT NEWS FOR CONTRACT OWNERS

                              QUESTIONS & ANSWERS


     We encourage you to read the attached voting information statement in full; however, the following questions and answers represent some typical concerns you might have regarding this document.

Q:   What is this document and why did we send it to you?

A: This voting information statement is being furnished to you in connection with the solicitation of votes by MetLife Investors USA Insurance Company ("MetLife Investors USA") from owners of Capital Strategist and Foresight variable annuity contracts issued by MetLife Investors USA ("Contracts").

     MetLife Investors USA is proposing to substitute the Lord Abbett Growth and Income Portfolio, a series of Met Investors Series Trust (referred to in this document as "Lord Abbett Growth and Income" or the "Replacement Portfolio"), in place of the following portfolios that are currently funding options under each
Contract:

                                     AIM V.I. Premier Equity Fund
                                  Federated American Leaders Fund II
                                    Federated Equity Income Fund II
                                    Oppenheimer Main Street Fund/VA
                                Van Kampen Growth and Income Portfolio

     These current funding options are referred to as "Current Portfolios" in this document. You have previously selected one or more of these Current Portfolios to support contract value or fund benefits payable under your Contract.

         Your Contract requires that MetLife Investors USA obtain:

(a) approval of the substitution by the Securities and Exchange Commission (Commission") and

(b) approval of Contract owners investing in a Current Portfolio to allow the substitution of the account value invested in such Current Portfolio into the Replacement Portfolio.

     The substitution of the Replacement Portfolio must be approved separately with respect to each Current Portfolio. For each class of Contract, the vote required to substitute the Replacement Portfolio for each Current Portfolio is an affirmative vote by Contract owners representing a majority of outstanding accumulation units in the subaccount investing in that Current Portfolio (the "Subaccounts"). You may only vote with respect to the Current Portfolios in which your current Contract value is invested.

It is expected that Commission approval will be received on or about February 27, 2004.

Q:   How will this proposed substitution benefit me?

A: The substitution is expected to provide significant benefits to you as a Contract owner, including:

     o Potential for Better Performance. MetLife Investors USA believes that based on the historical performance records of the Replacement
          Portfolio and the Current Portfolios, over the long term the performance of the Replacement Portfolio should (although no guarantee can be given) exceed that of each of the Current Portfolios. See page 23.

     o Cost Savings: The Replacement Portfolio's annual operating expenses are lower than those of each of the Current Portfolios, which in turn could result in potential greater returns.


     The annual net operating expense ratios for the Replacement Fund and the Current Portfolios for the 2002 fiscal year were:


             Lord Abbett Growth and Income                          0.67%
             AIM V.I. Premier Equity Fund                           0.85%
             Federated American Leaders Fund II                     0.88%
             Federated Equity Income Fund II                        1.07%
             Oppenheimer Main Street Fund/VA                        0.69%
             Van Kampen Growth and Income Portfolio                 0.71%



     o Operating Efficiencies: Upon the substitution of the Replacement Portfolio for each of the Current Portfolios, operating efficiencies may be achieved by the Replacement Portfolio because it will have a greater level of assets. Economies of scale could be achieved through the spreading of certain costs over a larger base of shareholders, including reduction in portfolio general expenses such as legal, accounting, printing of prospectuses and trustees fees.



         Additional benefits include:

     o    Lower management fees at the Portfolio level.

     o Improved selection of portfolio managers. MetLife Investors USA believes that the investment adviser to the Replacement Portfolio is better positioned to potentially provide consistent above-average performance than the investment advisers to the Current Portfolios.

     o Guaranteed cap on total separate account and Replacement Portfolio expenses: As a condition of the substitution, total combined annualized subaccount and Replacement Portfolio net expenses may not exceed the sum of the 2002 fiscal year combined net expenses for each Current Portfolio and its corresponding Subaccount for two years following the substitution.

     o No increase in Contract fees and expenses for a period of two years following the substitution, including mortality and expenses risk fees and administration and distribution fees charged to Separate Account A.

     o    Simplification   of  fund   offerings   through  the   elimination  of
          overlapping funding options.

     o    No tax liability to Contract owners from the substitution.


Q:       How will the substitution be carried out?

     A: MetLife Investors USA will purchase shares of Lord Abbett Growth and Income to support contract values or fund benefits payable under your Contract in place of the Current Portfolio(s) that are funding your Contract.

     The proposed substitution will not be treated as a transfer of Contract value or an exchange of annuity units for purposes of assessing transfer charges or for determining the number of remaining permissible transfers (or exchanges) in a Contract year. In addition, you may make one transfer of Contract value (or annuity exchange) out of Lord Abbett Growth and Income within 30 days following the proposed substitution without the transfer (or exchange) counting as a transfer of Contract value (or an annuity unit exchange) for purposes of assessing transfer charges or for determining the number of remaining permissible transfers (or exchanges) in a Contract year.


Q:       Why is MetLife Investors USA proposing this change?

A: The proposed substitution is part of an effort by Metropolitan Life Insurance Company and its affiliates, including MetLife Investors USA, to make their variable contracts more efficient to administer and oversee, and therefore more attractive to their customers. MetLife Investors USA believes that since the Replacement Portfolio's prospects for improved performance and lower costs are better than for the Current Portfolios, the proposed substitution is in your best interest.

     As described later, the Replacement Portfolio's performance generally is better than and its total operating expenses are lower than those of each of the Current Portfolios. Please note that past performance is not an indication of future results.



Q: What effect will the substitution have on fees and expenses? Is there a benefit to me?

A: Yes, the substitution will benefit you as a Contract owner. Both the gross and the net expenses of the Replacement Portfolio will be LOWER than the current gross and net expense ratios of each of the Current Portfolios. Lower expenses have the potential for generating increased portfolio returns.

Q:   Are  there  differences  in  the  investment   objectives  of  the  Current
     Portfolios and the Replacement Portfolio?

A: The Current Portfolios and the Replacement Portfolio have substantially similar investment objectives.

Q: What happens if the substitution is not approved by Contract owners with respect to one or more of the Current Portfolios?

A: In the event that sufficient votes are not received to approve the proposed substitution with respect to one or more of the Current Portfolios for the class of Contract that you hold, the account value you have invested in the Current Portfolio will remain invested in such Current Portfolio(s). However, effective May 1, 2004, the Current Portfolios will no longer be available as investment options under the Contracts for allocation of additional purchase payments or transfers of Contract value. You will be unable to increase your accumulation units in the Subaccounts investing in the Current Portfolios after that date.

Q: Who will bear the cost of any expenses associated with carrying out the proposed substitution?

A: MetLife Investors USA will pay all of the costs associated with the proposed substitution. YOU WILL NOT BEAR ANY OF THESE COSTS.

Q:   Whom do I call for more information or to place my vote?

A: You may call MetLife Investors USA at 1-800-284-4536, if you have any questions or for more information.

         You can vote in one of four ways:

     1) Use the enclosed Voting Instruction Card to record your vote of For, Against or Abstain, then return the card in the postpaid envelope provided.
                            or

     2) Call 1-866-235-4258 and record your vote by telephone. Please have your Voting Instruction Card at hand when you call and enter the 14-digit control number found on the card, then follow the simple in instructions.

                            or

     3) Fax your completed and signed Voting Instruction Card (both front and back sides) to our vote tabulator at 1-888-796-9932.

                            or

     4) Visit our website at https://vote.proxy-direct.com and following the instructions for voting via Internet.


Q:   How does MetLife Investors USA Insurance Company recommend that I vote?

A:   MetLife   Investors  USA   recommends   that  you  vote  FOR  the  proposed
     substitution with respect to each Current Portfolio in which your contract value is invested.

Q:   Will my vote make a difference?

A: Yes, your vote is very important. Your vote is needed to ensure that the substitution can be carried out for each Current Portfolio in which your Contract value is invested. Your immediate response on the enclosed Voting Instruction Card will help to save on the costs of any further solicitations for Contract owner votes.

     We urge you to vote FOR the proposed substitution. Please note that an abstaining vote is in effect a "no" vote since an affirmative vote of more than 50% of account value in a Current Portfolio is required to approve the substitution.

Q:   What is the deadline for voting?

A: In order for your vote to count, we will need to receive your vote no later than April 23, 2004.

Q:   How do I sign the Voting Instruction Card?

A: Please see "Instructions for Signing Voting Instruction Cards" on the next page.

                          INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

     The following general rules for signing Voting Instruction Cards may be of assistance to you.

1.   Individual  Accounts:   Sign  your  name  exactly  as  it  appears  in  the
     registration on the Voting Instruction Card form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Voting Instruction Card.

3. All Other Accounts: The capacity of the individual signing the Voting Instruction Card should be indicated unless it is reflected in the form of registration. For example:

         Registration                               Valid Signature

         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . . . ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . . John Doe, Treasurer

         (3)      ABC Corp.
                  c/o John Doe, Treasurer . .       John Doe

         (4)      ABC Corp. Profit Sharing Plan     John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . .   Jane B. Doe, Trustee

         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . .   Jane B. Doe

         Custodial or Estate Accounts

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA .  John B. Smith

         (2)      Estate of John B. Smith . . . .  John B. Smith, Jr., Executor

                          METLIFE INVESTORS USA INSURANCE COMPANY
                                 22 Corporate Plaza Drive
                              Newport Beach, California 92660



[Name]
                             IMMEDIATE ACTION REQUESTED

Dear Contract Owner:

     You are the owner of a variable annuity contract (a "Contract") issued by MetLife Investors USA Insurance Company ("MetLife Investors USA" or "we"). At your previous direction, MetLife Investors USA through its Separate Account A purchased shares of one or more of the following portfolios (the "Current Portfolios") to support contract values or fund benefits payable under your
Contract:

                  AIM V.I. Premier Equity Fund

                  Federated American Leaders Fund II

                  Federated Equity Income Fund II

                  Oppenheimer Main Street Fund/VA

                  Van Kampen Growth and Income Portfolio


     MetLife Investors USA seeks your approval to substitute Class A shares of Lord Abbett Growth and Income Portfolio, a series of Met Investors Series Trust, for the shares of each of the Current Portfolios listed above held to fund your Contract or the benefits payable under such Contract. The proposed substitution is part of an effort by MetLife Investors USA to make its variable contracts more efficient to administer and oversee, and therefore more attractive to its customers.

     In proposing to substitute the Lord Abbett Growth and Income Portfolio, we believe that this exchange will potentially result in better long-term performance, will reduce expenses for current Contract owners, allow Separate Account A's assets to be more efficiently managed and potentially lead to improved returns due to economies of scale. Accordingly, such a substitution would be beneficial to you and other Contract owners.

     Separate Account A of MetLife Investors USA is the record owner of the shares of each of the Current Portfolios. However, as a Contract owner, you are entitled to vote the number of accumulation units you own in the subaccount(s) of Separate Account A that invests in the Current Portfolio(s).

     MetLife   Investors  USA   recommends   that  you  vote  FOR  the  proposed
substitution with respect to each Current Portfolio in which your contract value is currently invested.

     We realize that this voting information statement will take time to review, but your vote is very important. We ask that you cast your vote in order that we may effect the proposed substitution.

     We have made every effort to make the voting process easy. You may cast your vote by:

         (1) filling out the enclosed Voting Instruction Card and returning it to us;
         (2) using our toll-free telephone voting facility (1-866-235-4258); or
         (3) visiting our website https://vote.proxy-direct.com; or
         (4) faxing your completed Voting Instruction Card to 1-888-796-9932.

     Please read the enclosed voting information statement carefully for details about the proposed substitution. In order for your vote to be given effect, we must receive a properly executed Voting Instruction Card or a telephone, fax, or website vote no later than April 23, 2004 at 4:00 p.m. Pacific Time.

     Please complete, sign, and date the enclosed Voting Instruction Card and promptly return it in the enclosed postage-paid envelope or complete the telephone or facsimile voting or website voting process by following the instructions available at each facility. If we do not receive your completed Voting Instruction Card after a few weeks, you may be contacted by our vote solicitor, Alamo Direct. The vote solicitor will remind you to vote. We apologize in advance for this potential disruption of your affairs but this vote is important to future benefits under your Contract.

     Your vote and participation are very important, and we appreciate your return of the form as soon as possible. You may call MetLife Investors USA at 1-800-284-4536, if you have any questions.

     Thank you for your cooperation and for participating in this important process.

                                  Very truly yours,


                                  Richard C. Pearson
                                  Secretary
                                  MetLife Investors USA Insurance Company

                          METLIFE INVESTORS USA SEPARATE ACCOUNT A
              A Separate Account of MetLife Investors USA Insurance Company

                                22 Corporate Plaza Drive
                             Newport Beach, California 92660


                              VOTING INFORMATION STATEMENT



What is this document and why did we send it to you?

     MetLife Investors USA Insurance Company ("MetLife Investors USA" or "we"), on behalf of its MetLife Investors USA Separate Account A ("Separate Account A"), is furnishing this Voting Information Statement to you in connection with the solicitation of proxies from owners of Capital Strategist and Foresight variable annuity contracts (the "Contracts") issued by MetLife Investors USA having contract values allocated to the subacccounts of Separate Account A (each a "Subaccount") investing in shares of one or more of the following portfolios (the "Current Portfolios") as of January 30, 2004 (the "Record Date"):

     Series I shares of AIM V.I. Premier Equity Fund, a series of AIM Variable Insurance Funds ("AIM Premier Equity")

     Primary shares of Federated American Leaders Fund II, a series of Federated Insurance Series ("Federated American Leaders")

     Shares of Federated Equity Income Fund II, a series of Federated Insurance Series ("Federated Equity Income Fund")

     Shares of Oppenheimer Main Street Fund/VA, a series of Oppenheimer Variable Account Funds ("Oppenheimer Main Street") and

     Class I shares of Growth and Income Portfolio, a series of Van Kampen Life Investment Trust ("Van Kampen Growth and Income")

     This Voting Information Statement contains information that you should consider before voting on the proposals before you relating to the substitution of Class A shares of the Lord Abbett Growth and Income Portfolio, a series of Met Investors Series Trust ("Lord Abbett Growth and Income" or the "Replacement Portfolio", and together with the Current Portfolios, the "Portfolios"), for the Current Portfolios as an investment option under your Contract. Please read it carefully.

     This Voting Information Statement is being mailed to you and the other Contract owners with Contract values allocated to the Subaccounts as of the Record Date on or about _______, 2004.



What are the proposals that I am being asked to consider?

     MetLife Investors USA requests that you consider the following proposals relating to each Current Portfolio in which you have Contract value invested:

     Proposal #1 (for Contract owners with Contract value invested in AIM Premier Equity.)

          "To approve the substitution of Class A shares of the Lord Abbett Growth and Income Portfolio, a series of Met Investors Series Trust, for Series I shares of AIM V.I. Premier Equity Fund, a portfolio currently included as investment option under certain variable insurance contracts offered by MetLife Investors USA Insurance Company."

     Proposal #2 (for Contract owners with Contract value invested in Federated American Leaders.)

          "To approve the substitution of Class A shares of the Lord Abbett Growth and Income Portfolio, a series of Met Investors Series Trust, for Primary shares of Federated American Leaders Fund II, a portfolio currently included as investment option under certain variable insurance contracts offered by MetLife Investors USA Insurance Company."

     Proposal #3 (for Contract owners with Contract value invested in Federated Equity Income.)

          "To approve the substitution of Class A shares of the Lord Abbett Growth and Income Portfolio, a series of Met Investors Series Trust, for shares of Federated Equity Income Fund II, a portfolio currently included as investment option under certain variable insurance contracts offered by MetLife Investors USA Insurance Company."

     Proposal  #4  (for  Contract   owners  with  Contract   value  invested  in
     Oppenheimer Main Street.)

          "To approve the substitution of Class A shares of the Lord Abbett Growth and Income Portfolio, a series of Met Investors Series Trust, for shares of Oppenheimer Main Street Fund/VA, a portfolio currently included as investment option under certain variable insurance contracts offered by MetLife Investors USA Insurance Company."

     Proposal #5 (for Contract owners with Contract value invested in Van Kampen Growth and Income.)

          "To approve the substitution of Class A shares of the Lord Abbett Growth and Income Portfolio, a series of Met Investors Series Trust, for Class I shares of Van Kampen Growth and Income Portfolio, a portfolio currently included as investment option under certain variable insurance contracts offered by MetLife Investors USA Insurance Company."

          You will be asked to vote on each proposal above relating to a Current Portfolio in which you have Contract value invested as of the Record Date. Your Voting Instruction Card will list the proposals for which you are eligible to vote.

Why is my vote being solicited?

     As a Contract owner having accumulation units representing an investment of Contract value in one or more Subaccounts as of the close of business on the Record Date, you are entitled to vote such accumulation units on the proposed substitution.

     Each Contract and the prospectus for such Contract condition MetLife Investors USA's ability to carry out the proposed substitution for each Current Portfolio on its obtaining the approval of the Contract owners representing the majority of the outstanding accumulation units in the corresponding Subaccount as of the Record Date, as well as the approval of the Securities and Exchange Commission (the "Commission"). The substitution of the Replacement Portfolio must be approved with respect to each Current Portfolio for each class of Contract separately. It is anticipated that the Commission will approve the substitution on or about February 27, 2004.


                            SUMMARY OF PROPOSED SUBSTITUTION

     This section summarizes the primary features and consequences of the substitution. It may not contain all of the information that is important to you. To understand the substitution, you should read this entire Voting Information Statement.

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Voting Information Statement.

Why is MetLife Investors USA proposing the substitution?

     MetLife Investors USA believes that the proposed substitution will potentially result in better performance, will reduce expenses for current
Contract owners, allow Separate Account A's assets to be more efficiently managed and potentially could lead to improved returns due to economies of scale.

     The substitution is part of a restructuring designed to eliminate the offering of overlapping funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts issued by Metropolitan Life Insurance Company ("MetLife") and its affiliates. The proposed substitution is part of an effort by MetLife and its affiliates, including MetLife Investors USA, to standardize investment options across similar products thereby making its variable contracts more efficient to administer and oversee, and therefore more attractive to its customers. MetLife Investors USA believes that because the Replacement Portfolio's prospects for improved performance and lower costs are better than for the Current Portfolios, the proposed substitution is in your best interests as a Contract owner.

     MetLife Investors USA considered the fact that Lord Abbett Growth and Income's historical performance has exceeded that of each of the Current Portfolios (with the exception of Van Kampen Growth and Income) for the one-, three- and five-year periods ended December 31, 2003. With respect to Van Kampen Growth and Income, although its historical performance for the three- and five-year periods ended December 31, 2003 slightly exceeded that of Lord Abbett Growth and Income for the same period, Lord Abbett Growth and Income's more recent performance has been better than that of Van Kampen Growth and Income. The performance of Lord Abbett Growth and Income exceeded that of Van Kampen Growth and Income for the one-year period ended December 31, 2003. Please note that past performance is not an indication of future results.

     MetLife Investors USA also considered the fact that total expenses for Lord Abbett Growth and Income are lower than those of each of the Current Portfolios. MetLife Investors USA also noted that the current expense waivers in effect for Federated American Leaders and Federated Equity Income are not contractual obligations. There is no guarantee that these expense waivers will remain in effect in the future. The gross expenses for these Portfolios without such expense waivers would have been 1.13% for Federated American Leaders and 1.58% for Federated Equity Income compared to 0.67% for Lord Abbett Growth and Income.

     MetLife Investors USA also considered the future growth prospects of the Replacement Portfolio. At the current time, various variable life insurance and variable annuity contracts being actively marketed by MetLife and its affiliates offer the Replacement Portfolio. Similarly, as part of the standardization process, the Replacement Portfolio is also being substituted for various other mutual funds invested in by subaccounts of other MetLife affiliates. This should, along with the proposed substitution, further increase the Replacement Portfolio's net assets, which are currently at approximately $2.25 billion as of December 31, 2003. Economies of scale could be achieved through the spreading of certain costs over a larger base of shareholders, including reduction in portfolio general expenses such as legal, accounting, printing of prospectuses and trustees fees.

     In contrast, MetLife Investors USA believes that there is little likelihood that significant additional assets, if any, will be allocated to the Current Portfolios under the Contracts. Because of the cost of maintaining such Portfolios as investment options under the Contracts, it is therefore in the interest of Contract owners to substitute Lord Abbett Growth and Income with its potential for economies of scale. Further, in the event that the proposed substitution does not occur with respect to one or more of the Current Portfolios under your Contract (because either Contract owners or the Commission does not approve it or for another reason), the corresponding Subaccount(s) will no longer be available under your Contract for allocation of purchase payments or transfers of Contract value as of May 1, 2004. Therefore, you will be unable to increase your accumulation units in the Subaccounts investing in the Current Portfolios after that date.

     Though not a principal reason for the proposed substitution, the substitution would have the effect of transferring Contract values to an investment portfolio managed by an affiliated person of MetLife Investors USA, thereby increasing the management fees received by that affiliated person.

How will the substitution be accomplished?

     The substitution will take place at relative net asset value with no change in the amount of your Contract's value, cash value or death benefit or in the dollar value of your investment in Separate Account A. The shares of the Current Portfolios will be either redeemed for cash or for portfolio securities, which will be used to purchase Class A shares of the Replacement Portfolio. MetLife Investors USA will pay all of the costs associated with the substitution, including the costs of solicitation such as the preparation and mailing of this Voting Information Statement and the Voting Information Card, the solicitation of votes, and legal and other expenses. YOU WILL NOT BEAR ANY OF THESE COSTS.

     The substitution is expected to be completed on or about April 30, 2004.

How will the substitution affect me?

     It is anticipated that the substitution will provide certain benefits to you.

          The most significant of these benefits are as follows:

     o POTENTIAL FOR BETTER PERFORMANCE: MetLife Investors USA believes that based on the historical performance records of Lord Abbett Growth and Income and the Current Portfolios, over the long term the performance of Lord Abbett Growth and Income should (although no guarantee can be given) exceed that of each of the Current Portfolios.

     o COST SAVINGS: The annual operating expenses of Lord Abbett Growth and Income are less than those of each of the Current Portfolios. For the year ended December 31, 2002, Lord Abbett Growth and Income's annual net operating expense ratio was 0.67% for its Class A shares compared to 0.85% for AIM Premier Equity, 0.88% for Federated American Leaders, 1.07% for Federated Equity Income, 0.69% for Oppenheimer Main Street and 0.71% for Van Kampen Growth and Income, respectively.

     o OPERATING EFFICIENCIES: Upon the substitution of Lord Abbett Growth and Income for the Current Portfolios, operating efficiencies may be achieved by Lord Abbett Growth and Income because it will have a greater level of assets. As of December 31, 2003, Lord Abbett Growth and Income's total net assets were approximately $2.25 billion.

          Economies of scale may be achieved through the spreading of certain costs over a larger base of shareholders, including reduction in portfolio general expenses such as legal, accounting, printing of prospectuses and trustees fees.


         Other benefits resulting from the substitution include:

     o Lord Abbett Growth and Income's management fee is lower than the management fee of each of the Current Portfolios.

     o    You  will  not  incur  any  fees  or   charges  as  a  result  of  the
          substitution.

     o    You will have no tax liability resulting from the substitution.

     o The substitution will result in an improved selection of portfolio managers. MetLife Investors USA believes that the investment adviser to the Replacement Portfolio is better positioned to potentially provide consistent above-average performance than the investment advisers to the Current Portfolios.

     o As a condition of the substitution, combined annualized net expenses of Separate Account A (or the subaccount) and the Replacement Portfolio may not exceed the total combined 2002 fiscal year net expenses for each Current Portfolio and the Separate Account A (or the Subaccounts) for two years following the substitution.

     o No increase in Contract fees and expenses for a period of two years following the substitution, including mortality and expenses risk fees and administration and distribution fees charged to Separate Account A.

     o    Simplification   of  fund   offerings   through  the   elimination  of
          overlapping funding options.

          The substitution will not cause your Contract rights or MetLife Investors USA's responsibilities under the Contracts to be altered in any way. The value of your Contract, the amount of your death benefit and the dollar value of your investments in any of the subaccounts of Separate Account A will remain the same immediately following the substitution. Your Contract values will remain allocated to Separate Account A, which will invest in Lord Abbett Growth and Income after the substitution. After the substitution your Contract values will depend on the performance of Lord Abbett Growth and Income rather than that of each of the Current Portfolios in which your accumulation units are presently invested.

          Like the Current Portfolios, Lord Abbett Growth and Income will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to Separate Account A (not to you) once a year. These dividends and distributions will continue to be reinvested by MetLife Investors USA in additional Class A shares of Lord Abbett Growth and Income.

What will be the primary federal tax consequences of the substitution?

          We believe that you will not be subjected to any federal tax liabilities as a result of the substitution.

                               SUMMARY OF PORTFOLIO INFORMATION

          The following discussion is primarily a summary of certain parts of the prospectuses for the Current Portfolios and the Replacement Portfolio. As a Contract owner invested in one or more of the Current Portfolios, you should already have a current prospectus for each such Current Portfolio. You may request the current prospectus for the Replacement Portfolio, free of charge, by calling MetLife Investors USA at 1-800-284-4536, or by writing to MetLife Investors USA at 22 Corporate Plaza Drive, Newport Beach, California 92660. Information contained in this Voting Information Statement is qualified by more complete information set forth in such prospectuses, which are incorporated by reference herein.

How do the Portfolios' investment objectives, principal investment strategies and risks compare?

          The  investment   objective  of  Lord  Abbett  Growth  and  Income  is
     substantially similar to that of each of the Current Portfolios, and the investment strategies and risks of each such Portfolio are similar.

     The investment objective of each Portfolio (except for Oppenheimer Main Street and Van Kampen Growth and Income) is non-fundamental, which means that it may be changed by vote of its respective Board of Trustees without shareholder approval. The investment objectives of Oppenheimer Main Street and Van Kampen Growth and Income are fundamental objectives and may only be changed with the approval of shareholders.

     The following tables summarize a comparison of Lord Abbett Growth and Income to the Current Portfolios with respect to their investment objectives and principal investment strategies, as set forth in each Portfolio's prospectus and statement of additional information.




   ----------------------------- --------------------------------------------------------------------------
                                 Lord Abbett Growth and Income (the Replacement Portfolio)
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------

   Investment Objective          Long-term growth of capital and income without excessive fluctuation in market value.
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Principal Investment          Normally invests at least 80% of its net assets in equity securities of
   Strategies                    large (at least $5 billion of market capitalization), seasoned, U.S. and multinational companies believed to be undervalued.

                                 Adviser attempts to invest in securities selling at reasonable prices in relation to Adviser's assessment of their potential value.
   ----------------------------- --------------------------------------------------------------------------


   ----------------------------- --------------------------------------------------------------------------
                                 AIM Premier Equity
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Investment Objective          To achieve long-term growth of capital. Income is a secondary objective.
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Principal Investment          Normally invests at least 80% of its net assets in equity securities.
   Strategies
                                 The Portfolio may also invest in preferred stocks and debt instruments that have prospects for growth of capital and may invest up to 25% of its total assets in foreign securities.

                                  The portfolio managers focus on undervalued securities.
   ----------------------------- --------------------------------------------------------------------------


   ----------------------------- --------------------------------------------------------------------------
                                 Federated American Leaders
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Investment Objective          To seek long-term growth of capital. The Portfolio's secondary objective is to provide income.
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Principal Investment          Uses the value style of investing to select primarily equity securities
   Strategies                    of large capitalization companies that are in the top 25% of their industry sectors in terms of revenues, are characterized by sound management and have the ability to finance expected growth.

                                 Up to 20% of the Portfolio's assets may be invested in American
                                 Depositary Receipts.
   ----------------------------- --------------------------------------------------------------------------


   ----------------------------- --------------------------------------------------------------------------
                                 Federated Equity Income
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Investment Objective          To provide above average income and capital appreciation.
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Principal Investment          Invests primarily in income-producing equity securities including
   Strategies                    securities convertible into common stocks.  The Portfolio may also purchase securities for their superior growth prospects regardless of dividends, therefore a portion of its assets are invested in non-dividend paying stocks.

                                 The Portfolio's holdings ordinarily will be in large and mid-cap companies.  The Portfolio's investment adviser ordinarily uses a "blend"
                                 style of investing.
   ----------------------------- --------------------------------------------------------------------------


   ----------------------------- --------------------------------------------------------------------------
                                 Oppenheimer Main Street
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Investment Objective          Seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Principal Investment          Currently invests mainly in common stocks of U.S. companies of different
   Strategies                    capitalization ranges, presently focusing on large capitalization issuers.  The Portfolio does not currently emphasize investments in debt securities.
   ----------------------------- --------------------------------------------------------------------------


   ----------------------------- --------------------------------------------------------------------------
                                 Van Kampen Growth and Income
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Investment Objective          To seek long-term growth of capital and income.
   ----------------------------- --------------------------------------------------------------------------
   ----------------------------- --------------------------------------------------------------------------
   Principal Investment          Normally, the Portfolio invests primarily in income-producing equity
   Strategies                    securities including common stocks and convertible securities.
                                 Investments may also be made in non-convertible preferred stocks and debt securities.

                                 The Portfolio focuses primarily on the security's potential for capital growth and income.  The Portfolio's adviser may focus on larger capitalization companies which it believes possesses characteristics for improved evaluation.

                                 Up to 25% of the Portfolio's total assets may be invested in foreign securities.
   ----------------------------- --------------------------------------------------------------------------



     The principal risks of investing in Lord Abbett Growth and Income are similar to those of investing in each of the Current Portfolios. They include:

     o Market risk - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings

     o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes and may not be able to obtain the high growth rate of successful smaller companies; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies

     o Investment style risk - different investment styles such as growth or value investing tend to shift in or our of favor, depending on market and economic conditions as well as investor sentiment; growth stocks may be more volatile than other stocks and may lack the dividends of value stocks that can cushion stock prices in a falling market; value stocks carry the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued

     Each of the Portfolios, with the exception of Federated Equity Income, may invest in foreign securities and are therefore also subject to foreign investment risk. AIM Premier Equity and Van Kampen Growth and Income may each invest up to 25% of their total assets in foreign securities. Federated American Leaders may invest up to 20% of its assets in American Depositary Receipts. Foreign investment risk is therefore considered a principal risk of AIM Premier Equity, Federated American Leaders and Van Kampen Growth and Income. Foreign investment risk is not considered a principal risk of Lord Abbett Growth and Income or of Oppenheimer Main Street as both of these Portfolios invest primarily in securities of U.S companies. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject.

     Each of the Current Portfolios and the Replacement Portfolio may invest some or all of their assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

     For a detailed discussion of the Portfolios' risks, see the section entitled "Risks of the Portfolios" below.

     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in each Portfolio's prospectus and statement of additional information.

How do the Portfolios' fees and expenses compare?

     Lord Abbett Growth and Income has both a lower gross and a lower net expense ratio than the Current Portfolios, including a lower management fee.

     You will not incur any fees or charges as a result of the substitution.

     The following tables allow you to compare the various fees and expenses that you would pay as a result of Separate Account A buying and holding shares of each of the Portfolios.

     The amounts for the shares of the Portfolios set forth in the following tables and in the examples are based on the expenses for the Portfolios for the fiscal year ended December 31, 2002 as adjusted to reflect any current expense waivers, as applicable, and are expressed as a percentage of each Portfolio's average daily net assets.

     The shares of the Current Portfolios and of the Class A shares of the Replacement Portfolio are not charged any initial or deferred sales charge, or any other transaction fees. None of the Portfolios' shares involved in the substitution (with the exception of the shares of Federated Equity Income) have Rule 12b-1 fees. The shares of Federated Equity Income are subject to a Rule 12b-1 fee of 0.25% and to a shareholder services fee of 0.25%, which are currently being waived by the distributor and shareholder services provider, respectively, and therefore not being charged to shareholders of the Portfolio. The Primary shares of Federated American Leaders are subject to a shareholder services fee of 0.25%, which is currently being waived by the shareholder services provider, and therefore not being charged to shareholders of the Portfolio.

     THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY METLIFE INVESTORS USA UNDER YOUR CONTRACT.


         Fees and Expenses (as a percentage of average daily net assets)



-------------------------- ------------ ------------- -------------- ----------------- ------------ -------------
                               AIM       Federated      Federated      Oppenheimer     Van Kampen   Lord Abbett
                             Premier      American       Equity        Main Street     Growth and    Growth and
                             Equity       Leaders        Income                          Income        Income

                            (Series I     (Primary      (shares)        (shares)        (Class I      (Class A
                             shares)      shares)                                        shares)      shares)
-------------------------- ------------ ------------- -------------- ----------------- ------------ -------------
-------------------------- ------------ ------------- -------------- ----------------- ------------ -------------

Management Fees               0.61%        0.75%        0.75%(1)          0.68%           0.60%        0.58%
-------------------------- ------------ ------------- -------------- ----------------- ------------ -------------
-------------------------- ------------ ------------- -------------- ----------------- ------------ -------------
12b-1 Fees                    ----          ----        0.25%(2)           ----           ----          ----
-------------------------- ------------ ------------- -------------- ----------------- ------------ -------------
-------------------------- ------------ ------------- -------------- ----------------- ------------ -------------
Shareholder Services Fee      ----        0.25%(3)      0.25%(3)           ----           ----          ----
-------------------------- ------------ ------------- -------------- ----------------- ------------ -------------
-------------------------- ------------ ------------- -------------- ----------------- ------------ -------------
Other Expenses                0.24%        0.13%          0.33%           0.01%           0.11%        0.09%
-------------------------- ------------ ------------- -------------- ----------------- ------------ -------------
-------------------------- ------------ ------------- -------------- ----------------- ------------ -------------
Total Annual Portfolio        0.85%        1.13%          1.58%           0.69%           0.71%        0.67%
Operating Expenses
Before Expense Waiver /
Reimbursement
-------------------------- ------------ ------------- -------------- ----------------- ------------ -------------
-------------------------- ------------ ------------- -------------- ----------------- ------------ -------------
Expense Waiver /               ___        0.25%(5)      0.51%(4)           ___             ___          ___
Reimbursement
-------------------------- ------------ ------------- -------------- ----------------- ------------ -------------
-------------------------- ------------ ------------- -------------- ----------------- ------------ -------------
Total Net Annual              0.85%        0.88%          1.07%           0.69%           0.71%        0.67%
Portfolio Operating
Expenses After Expense
Waiver / Reimbursement
-------------------------- ------------ ------------- -------------- ----------------- ------------ -------------


(1) Federated Equity Income's investment adviser voluntarily waived a portion of its management fee. The investment adviser can terminate this voluntary waiver at any time. The management fee paid by the Portfolio (after this voluntary waiver) was 0.74% for the fiscal year ended December 31, 2002.

(2) Federated Equity Income did not pay or accrue the distribution (12b-1) fee during the fiscal year ended December 31, 2002 or during the fiscal year ended December 31, 2003. MetLife Investors USA believes that the Portfolio has no present intention of paying or accruing the distribution (12b-1 fee) fee during the fiscal year ended December 31, 2004.

(3) Federated Equity Income and Federated American Leaders did not pay or accrue the shareholder services fee during the fiscal year ended December 31, 2002 or during the fiscal year ended December 31, 2003. MetLife Investors USA believes that the Portfolios have no present intention of paying or accruing the shareholder services fee during the fiscal year ended December 31, 2004.

(4) Although not contractually obligated to do so, Federated Equity Income's investment adviser, distributor and shareholder services provider waived certain fees as indicated above.

(5) Although not contractually obligated to do so, Federated American Leaders' shareholder services provider waived its fee as indicated above.



     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Current Portfolios versus Lord Abbett Growth and Income. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

     THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY YOUR CONTRACT. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.



        Examples of Portfolio Expenses

          ----------------- ---------------------------------------------------------------------------------
                                                     Lord Abbett Growth and Income
                                 One Year           Three Years          Five Years           Ten Years
          Class A                   $69                 $215                $374                 $837
          shares
          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                           AIM Premier Equity
                                 One Year           Three Years          Five Years           Ten Years
          Series I shares           $87                 $271                $471                $1,049
          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                       Federated American Leaders
                                 One Year           Three Years          Five Years           Ten Years
          Primary shares*          $115                 $359                $622                $1,375
          ----------------- -------------------- ------------------- -------------------- -------------------
         *Assumes that the Primary shares' operating expenses are before waivers.


          ----------------- ---------------------------------------------------------------------------------
                                                        Federated Equity Income
                                 One Year           Three Years          Five Years           Ten Years
          shares*                  $161                 $499                $860                $1,878
          ----------------- -------------------- ------------------- -------------------- -------------------
         *Assumes that the shares' operating expenses are before waivers.


          ----------------- ---------------------------------------------------------------------------------
                                                        Oppenheimer Main Street
                                 One Year           Three Years          Five Years           Ten Years
          shares                   $70                 $221                $384                 $859

          ----------------- -------------------- ------------------- -------------------- -------------------


          ----------------- ---------------------------------------------------------------------------------
                                                      Van Kampen Growth and Income
                                 One Year           Three Years          Five Years           Ten Years
          Class I shares            $73                 $227                $395                 $883
          ----------------- -------------------- ------------------- -------------------- -------------------


How do the Portfolios' performance records compare?

     Lord Abbett Growth and Income's performance has exceeded that of each of the Current Portfolios (with the exception of Van Kampen Growth and Income) for the one-, three- and five-year periods ended December 31, 2003. With respect to Van Kampen Growth and Income, although its performance for the three- and five-year periods ended December 31, 2003 slightly exceeded that of Lord Abbett Growth and Income for the same period, Lord Abbett Growth and Income's more recent performance has been better than that of Van Kampen Growth and Income. For the one-year period ended December 31, 2003, the historical performance of Lord Abbett Growth and Income exceeded that of Van Kampen Growth and Income.

     The following table shows how the Class A shares of Lord Abbett Growth and Income and the corresponding shares of the Current Portfolios have performed in the past. Past performance is not an indication of future results.

     PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY YOUR CONTRACT. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.


     The table lists the average annual total return of the Class A shares of Lord Abbett Growth and Income and the Series I shares of AIM Premier Equity for the past one, three, five and ten years and of the Primary shares of Federated American Leaders, the shares of Federated Equity Income, the shares of Oppenheimer Main Street and the Class I shares of Van Kampen Growth and Income for the past one, three, and five years and since inception through December 31, 2003. This table includes the effects of portfolio expenses and is intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and that is often used to indicate the performance of the overall stock market. An index does not reflect fees or expenses. It is not possible to invest directly in an index.




         Average Annual Total Return (for the period ended 12/31/2003)

       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
                                    1 Year       3 Years       5 Years     10 Years         From         Inception
                                    Ended         Ended         Ended        Ended     Inception to        Date
                                                                                                 ---       ----
                                   12/31/03      12/31/03     12/31/03     12/31/03       12/31/03
                                   --------      --------     --------     --------       --------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------


       Lord Abbett Growth and       31.06%        0.46%         6.27%       11.75%           --          12/11/89
       Income-- Class A shares
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       S&P 500 Index                28.69%        -4.05%       -0.57%       11.07%           --
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       AIM Premier                  25.08%        -8.63%       -3.30%        8.49%           --          05/05/93
       Equity--Series I shares
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       S&P 500 Index                28.69%        -4.05%       -0.57%       11.07%           --
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------

       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       Federated American           27.69%        -0.81%        1.28%         n/a          10.47%        02/10/94
       Leaders--Primary shares
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       S&P 500 Index                28.69%        -4.05%       -0.57%         --            10.79%(1)
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------

       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       Federated Equity             27.27%        -3.52%       -1.14%         n/a          3.87%         02/10/94
       Income--shares
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       S&P 500 Index                28.69%        -4.05%       -0.57%         --            10.79%(2)
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------

       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       Oppenheimer Main             26.72%        -2.58%        0.52%         n/a          10.66%        07/05/95
       Street--shares
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       S&P 500 Index                28.69%        -4.05%       -0.57%         --            10.55%(3)
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------

       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       Van Kampen Growth and        28.03%        1.02%         6.81%         n/a           10.80%       12/23/96
       Income--Class I shares
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------
       S&P 500 Index                28.69%        -4.05%       -0.57%         --            7.17%(4)
       ------------------------- ------------- ------------- ------------ ------------ --------------- --------------


     (1) Date of Index performance is from 02/01/94.

     (2) Date of Index performance is from 02/01/94.

     (3) Date of Index performance is from 07/01/95.

     (4) Date of Index performance is from 12/01/96.


                         --------------------

     For a detailed discussion of the manner of calculating total return, please see each Portfolio's statement of additional information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.



     Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

     The substitution will not affect your right to purchase and redeem shares, to change among MetLife Investors USA's subaccount options, to annuitize, and to receive distributions as permitted by your Contract. After the substitution, you will be able under your current Contract to purchase additional Class A shares of Lord Abbett Growth and Income.

     MetLife Investors USA will not exercise any right it may have under the Contracts to impose restrictions or additional restrictions on, or charges for, Contract value transfers or annuity unit exchanges made under the Contracts for a period of at least 30 days following the proposed substitution (other than with respect to market timing activity).

         In addition, you will:

o before the proposed substitution occurs, be permitted to make a transfer of Contract value (or annuity unit exchange) from the Subaccounts to any other subaccount without charge and without that transfer (or exchange) counting towards the number permitted or the number permitted without charge under your Contract; and

o during the 30 days after the proposed substitution, be permitted to make a transfer of Contract value (or annuity unit exchange) from the subaccount investing in Lord Abbett Growth and Income to any other subaccount without charge and without that transfer (or exchange) counting towards the number permitted or the number permitted without charge under your Contract.



     Effective May 1, 2004, the Subaccounts investing in the Current Portfolios will no longer be available under the Contracts for allocation of additional purchase payments or transfers of Contract value regardless of whether or not the substitution is approved.





     Who will be the Adviser and Portfolio Manager of my Portfolio after the substitution? What will the management and advisory fees be after the substitution?

     The types of investment advisory and administrative services provided to the Replacement Portfolio are comparable to the types of investment advisory and administrative services provided to the Current Portfolios.

         Management of the Portfolios

     The  overall   management   of  Lord  Abbett   Growth  and  Income  is  the
responsibility of, and is supervised by, the Board of Trustees of Met Investors Series Trust.

         Manager

     Met Investors Advisory LLC (the "Manager") is the investment manager for Lord Abbett Growth and Income. The Manager selects and pays the fees of Lord, Abbett & Co. LLC (Lord Abbett Growth and Income's investment adviser) and monitors its investment program.

         Facts about the Manager:

         ----------------------------------------------------------------------

               The Manager is an affiliate of MetLife.

               The Manager manages, a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $___ billion as of December 31, 2003.

               The Manager is located at 22 Corporate Plaza Drive, Newport Beach, California 92660.
               -----------------------------------------------------------------

     The Manager and Met Investors Series Trust have received an exemptive order from the Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a portfolio of Met Investors Series Trust (including Lord Abbett Growth and Income) pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing investment adviser or as an additional investment adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing investment adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the investment adviser. In such circumstances, Contract owners would receive notice of such action, including the information concerning the new investment adviser that normally is provided in a proxy statement.

     The substitution will permit the Manager, under this exemptive order, to hire, monitor and replace sub-advisers as necessary to seek optimal performance and to ensure a consistent investment style.



         Adviser

     Lord, Abbett & Co. LLC (the "Adviser") is the investment adviser to Lord Abbett Growth and Income. Pursuant to an Advisory Agreement with the Manager, the Adviser continuously furnishes an investment program for Lord Abbett Growth and Income, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of Portfolio transactions.

         Facts about the Adviser:

         ---------------------------------------------------------------------

               The Adviser has been an investment manager for over 70 years.

               The Adviser had assets under management of approximately $___ billion as of December 31, 2003.

               The Adviser is located at 90 Hudson Street, Jersey City, New Jersey 07302.
               -----------------------------------------------------------------

         Portfolio Management

     The Adviser uses a team of investment managers and analysts acting together to manage Lord Abbett Growth and Income's investments. The investment management team is headed by Robert G. Morris, W. Thomas Hudson and Eli Salzman. Messrs. Morris, Hudson and Salzman, Partners of the Adviser, have been with the Adviser for more than five years.

         Management Fees

     For its management and supervision of the daily business affairs of Lord Abbett Growth and Income, the Manager is entitled to receive a monthly fee at the annual rate of 0.60% of the Portfolio's average daily net assets up to $800 million, plus 0.55% of such assets over $800 million up to $1.5 billion, plus 0.45% of such assets over $1.5 billion.

         Advisory Fees

     Under the terms of the Advisory Agreement, the Adviser is paid by the Manager for providing advisory services to Lord Abbett Growth and Income. The Portfolio does not pay a fee to the Adviser.


                           THE PROPOSED SUBSTITUTION

How will the substitution be carried out?

     MetLife Investors USA and Separate Account A have submitted an application to the Commission requesting approval of the proposed substitution of Class A shares of Lord Abbett Growth and Income for shares of each of the Current Portfolios. If completed, the proposed substitution will result in MetLife Investors USA's redemption, in cash or "in-kind", of shares of the Current Portfolios. MetLife Investors USA will then use the proceeds (either cash or portfolio securities) of such redemption to purchase shares of Lord Abbett Growth and Income. We anticipate that the Commission will approve the substitution on or about February 27, 2004.

     If approved, the proposed substitution will take place at relative net asset value with no change in the amount of your Contract value or death benefit or in the dollar value of your investment in the Subaccount(s) that are presently invested in the Current Portfolios. You will not incur any fees or charges as a result of the proposed substitution and your rights and MetLife Investors USA's obligations under your Contract will not be altered in any way. All applicable expenses incurred in connection with the proposed substitution will be paid by MetLife Investors USA. In addition, the proposed substitution will not subject you to any federal income tax liability.

     The fees and charges that you pay under your Contract will not increase as a result of the proposed substitution. To the extent that the annualized expenses of Lord Abbett Growth and Income during the twenty-four months following the substitution exceeds, for each fiscal period, the 2002 net expense level of any of the Current Portfolios, MetLife Investors USA will reduce Separate Account A (or subaccount) expenses under the Contracts. Therefore, for two years following the proposed substitution, combined net expenses for Lord Abbett Growth and Income and Separate Account A (or the subaccount invested in the Portfolio) will be no greater than the sum of the net expenses of any of the Current Portfolios and of Separate Account A (or the corresponding Subaccount) for the 2002 fiscal year. Nonetheless, after two years following the proposed substitution, the net expense levels for Lord Abbett Growth and Income could be but are not anticipated to be higher than the 2002 net expense level for the Current Portfolios, but would not be offset by a reduction in subaccount expenses. In such an event, you may bear greater expenses than you would had the proposed substitution not occurred.

     You are entitled to approve or disapprove the proposed substitution with respect to each Current Portfolio in which you have Contract value invested. For each Subaccount, the proposed substitution will not take place for any class of Contracts without the approval of Contract owners representing a majority of the accumulation units of that Subaccount for that class of Contracts as of the Record Date.

     MetLife Investors USA intends to effect the proposed substitution on or about April 30, 2004, following the issuance of an order of approval by the Commission, the approval of the proposed substitution by Contract owners, and any approval required by state insurance regulators.



                        RISKS OF THE PORTFOLIOS

Are the risk factors for the Portfolios similar?

     Yes. The risk factors are similar due to the substantially similar investment objectives and similar investment policies of the Current Portfolios and the Replacement Portfolio. The risks of the Replacement Portfolio are described in greater detail in the Portfolio's Prospectus.

What are the primary risks of investing in each Portfolio?

     An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with investment in each of the Portfolios.



------------------------------------------------ ---------------------------------------------------------------------
                                                 Each of the Portfolios is subject to Market Risk.

------------------------------------------------ ---------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------
Lord Abbett Growth and Income                    Normally invests at least 80% of its net assets in equity
                                                 securities.

------------------------------------------------ ---------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------
AIM Premier Equity                               Normally invests at least 80% of its net assets in equity
                                                 securities.
------------------------------------------------ ---------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------
Federated American Leaders                       Selects primarily equity securities.
------------------------------------------------ ---------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------
Federated Equity Income                          Invests primarily in income-producing equity securities including securities convertible into common stocks.
------------------------------------------------ ---------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------
Oppenheimer Main Street                          Currently invests mainly in common stocks of U.S. companies.
------------------------------------------------ ---------------------------------------------------------------------
------------------------------------------------ ---------------------------------------------------------------------
Van Kampen Growth and Income                     Normally invests primarily in income-producing securities including common stocks and convertible securities.
------------------------------------------------ ---------------------------------------------------------------------

     A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's investment adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its investment adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the investment adviser overweights fixed income markets or industries where there are significant declines.






------------------------------------- --------------------------------------------------------------------------------
                                      Each of the Portfolios is subject to Market Capitalization Risk.

------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Lord Abbett Growth and Income         Normally invests in equity securities of large (at least $5 billion of market capitalization) companies.


------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
AIM Premier Equity                    Normally focuses on large capitalization companies.
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Federated American Leaders            Selects primarily equity securities of large capitalization companies that are in the top 25% of their industry sectors in terms of revenues.
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Federated Equity Income               Holdings will ordinarily be in large and mid-cap companies.
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Oppenheimer Main Street               Currently invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large capitalization issuers.
------------------------------------- --------------------------------------------------------------------------------
------------------------------------- --------------------------------------------------------------------------------
Van Kampen Growth and Income          Focuses primarily on the security's potential for capital growth and income.
                                      The Portfolio's adviser may focus on larger capitalization companies which it believes possesses characteristics for improved evaluation.
------------------------------------- --------------------------------------------------------------------------------

     Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies.



------------------------------------------------------------ ---------------------------------------------------------
                                                             Each of the Portfolios is subject to Investment Style
                                                             Risk.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lord Abbett Growth and Income                                Invests in securities of companies believed to be
                                                             undervalued.

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
AIM Premier Equity                                           Portfolio managers focus on undervalued securities.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Federated American Leaders                                   Uses the value style of investing to select securities.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Federated Equity Income                                      Uses a "blend" style of investing.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Oppenheimer Main Street                                      Uses a "blend" style of investing.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Van Kampen Growth and Income                                 Focuses primarily on the security's potential for
                                                             capital growth and income. The Portfolio's adviser may
                                                             focus on larger capitalization companies which it
                                                             believes possesses characteristics for improved
                                                             evaluation.
------------------------------------------------------------ ---------------------------------------------------------

     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Are there any other risks of investing in each Portfolio?

     Foreign investment risk. Each of the Portfolios, with the exception of Federated Equity Income, may invest in foreign securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

     AIM Premier Equity and Van Kampen Growth and Income may each invest up to 25% of their total assets in foreign securities. Federated American Leaders may invest up to 20% of its assets in American Depositary Receipts. Foreign investment risk is therefore considered a principal risk of AIM Premier Equity, Federated American Leaders (as a result of its investments in American Depositary Receipts), and Van Kampen Growth and Income. Foreign investment risk is not considered a principal risk of Lord Abbett Growth and Income or of Oppenheimer Main Street as both of these Portfolios invest primarily in securities of U.S companies.

     Derivative risk. Van Kampen Growth and Income is also subject to the risks of using derivative instruments such as options, futures contracts and options on futures contracts are examples of derivative instruments. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Lord Abbett Growth and Income does not use derivatives.

     The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Portfolios.


                             GENERAL VOTING INFORMATION

Who is eligible to vote?

     A Contract owner is entitled to one vote for each accumulation unit that the owner owns in each Subaccount.

     As of the Record Date, the total number of accumulation units held in each Subaccount for each class of Contracts and entitled to vote was:



---------------------------------------- -------------------------------------- --------------------------------------
Class of Contract                        Subaccount                             Number of Subaccount Units
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Capital Strategist                       AIM Premier Equity

                                         Federated American Leaders

                                         Federated Equity Income

                                         Oppenheimer Main Street

                                         Van Kampen Growth and Income
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Foresight                                AIM Premier Equity

                                         Federated American Leaders

                                         Federated Equity Income

                                         Oppenheimer Main Street

                                         Van Kampen Growth and Income
---------------------------------------- -------------------------------------- --------------------------------------


     For each class of Contracts, approval of the proposed substitution with respect to each Subaccount requires the affirmative vote of a majority of each Subaccount's outstanding accumulation units on the Record Date.

     To the knowledge of MetLife Investors USA, no owner beneficially owned, directly or indirectly, Contracts representing more than 5% of the accumulation units in any Subaccounts for their class of Contract as of the Record Date.

     To the knowledge of MetLife Investors USA, none of the directors or officers of MetLife Investors USA, individually or as a group, beneficially own, directly or indirectly, over 1% of the outstanding accumulation units of any Subaccount as of the Record Date. Any beneficial financial interest that MetLife Investors USA may have in the Subaccounts is immaterial in relation to the interests of owners and MetLife Investors USA will not cast any votes.

How do I vote on the substitution proposal?

     If you properly execute and return the enclosed Voting Instruction Card to MetLife Investors USA at 22 Corporate Plaza Drive, Newport Beach, California 92660 by April 23, 2004 at 4:00 p.m. Pacific Time (the "Voting Deadline"), MetLife Investors USA will count your vote when calculating the results of the solicitation. MetLife Investors USA may disregard any Voting Instruction Cards received after the Voting Deadline. Votes attributable to Voting Instruction Cards that are properly executed and returned but are not marked "For" or "Against" the proposed substitution, will be counted as "For." A vote to "Abstain" will have the effect of a vote "Against" the proposed substitution.

     You also may vote by telephone by calling 1-866-235-4258 and following the instructions, faxing your Voting Instruction Card (both front and back) to 1-888-796-9932, or by visiting our voting agent's website https://vote.proxy-direct.com and following the instructions. If you cast your telephone, facsimile or website vote by the Voting Deadline, MetLife Investors USA will count your vote when calculating the results of the solicitation. MetLife Investors USA may disregard any votes cast by telephone or facsimile or at the website after the Voting Deadline (or any extension of the Voting Deadline). MetLife Investors USA or its voting agent will use reasonable procedures to (such as requiring an identification number) to verify the authenticity of voters using the telephone, facsimile or website voting facilities. Your voting authentication number is found on the accompanying Voting Instruction Card.

Can I change my vote after I have submitted it?

     Any Contract owner who has submitted a Voting Instruction Card has the right to change his or her vote at any time prior to the Voting Deadline by submitting a letter requesting the change or a later-dated Voting Instruction Card that MetLife Investors USA receives at the above address on or before the Voting Deadline. If, for any class of Contracts, MetLife Investors USA does not receive sufficient votes to approve the proposals with respect to each of the Current Portfolios, it may extend the Voting Deadline and conduct a further solicitation of votes.

     MetLife Investors USA will solicit votes primarily by mail, but may supplement this effort by telephone calls, telegrams, e-mails, personal interviews, and other communications by officers, employees, and agents of MetLife Investors USA or its affiliates. In addition, Alamo Direct has been retained to assist in the solicitation of votes. It is expected that the cost of retaining Alamo Direct for such solicitation will be approximately $__________. The costs for solicitation of votes, like the other costs associated with the substitution, will be borne by MetLife Investors USA.

     METLIFE INVESTORS USA INSURANCE COMPANY RECOMMENDS THAT YOU VOTE TO "APPROVE" THE PROPOSED SUBSTITUTION FOR EACH OF THE CURRENT PORTFOLIOS IN WHICH YOUR CONTRACT VALUE IS INVESTED.



                             GENERAL INFORMATION

MetLife Investors USA Insurance Company

     MetLife Investors USA is a stock life insurance company organized under Delaware Law in 1960. MetLife Investors USA is authorized to transact the business of life insurance, including annuities, in the District of Columbia and all states except New York. Its principal executive offices are located at 22 Corporate Plaza Drive, Newport Beach, California 92660.

     MetLife Investors USA is a wholly-owned subsidiary of MetLife Investors Group, Inc. MetLife Investors Group, Inc., in turn, is an indirect wholly-owned subsidiary of MetLife, Inc., the parent of MetLife. MetLife, Inc. is listed on the New York Stock Exchange and, through its affiliates, is a leading provider of insurance and other financial products and services to individuals and groups.

MetLife Investors USA Separate Account A

     Separate Account A is a separate investment account of MetLife Investors USA established under Delaware law on May 29, 1980. Each subaccount invests in a corresponding portfolio of an open-end management investment company. The variable annuity contracts that invest in the Current Portfolios, including your Contract, have been issued through Separate Account A and interests in Separate Account A offered through such variable annuity contracts have been registered under the Securities Act of 1933, as amended (the "1933 Act"). Separate Account A is registered the Commission under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust type of investment company.

Met Investors Series Trust

     Shares of Met Investors Series Trust are sold exclusively to insurance company separate accounts to fund benefits under variable annuity contracts and variable life insurance policies sponsored by MetLife Investors USA and its affiliates, or employer pension and profit sharing plans. Met Investors Series Trust is a Delaware statutory trust organized on July 27, 2000. Met Investors Series Trust is registered under the 1940 Act as open-end management investment companies of the series type, and its securities are registered under the 1933 Act. Met Investors Series Trust currently offers 21 series.





Service Providers

     MetLife Investors Distribution Company, an indirect wholly-owned subsidiary of MetLife Investors Group, Inc. located at 22 Corporate Plaza Drive, Newport Beach, California 92660, is the principal underwriter for Separate Account A and for Met Investors Series Trust.

Owner Proposals

     Contract owners have no rights under the Contracts to put voting proposals before the owners.

Prospectuses and Annual Reports

     Upon request, MetLife Investors USA will furnish, without charge, a copy of the most recent annual and semi-annual shareholder reports and current prospectuses and statements of additional information for the Replacement Portfolio and for the Current Portfolios, respectively. To request any of these, please call MetLife Investors USA at 1-800-284-4536, or write to MetLife Investors USA at 22 Corporate Plaza Drive, Newport Beach, California 92660. Each of these documents is incorporated by reference in this document. (This means that it is legally considered to be a part of this Voting Information Statement.)

     You can also obtain copies of any of these documents without charge on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following email address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

Dissenter's Rights of Appraisal

     Taken together, Delaware Insurance law and the terms of the Contracts do not appear to provide appraisal rights to investors, such as Contract owners, beyond their right to receipt of the cash surrender value of their Contracts. MetLife Investors USA believes that, for transactions such as the proposed substitution, this requires, in effect, that accumulation units have a value equal to their net asset value determined as of 4:00 p.m. on the date of the proposed substitution.

     Interpretations of the 1940 Act by the SEC staff limit appraisal rights of investors in a registered unit investment trust, such as Contract owners, to those provided by Rule 22c-1 under the 1940 Act. Rule 22c-1, in effect, requires for transactions such as the proposed substitution, that accumulation units have a value equal to their net asset value per share determined as of 4:00 p.m. on the date of the proposed substitution.

     You should note, however, that before the proposed substitution occurs, Contract owners will be permitted to make a transfer of Contract value (or annuity unit exchange) from the Subaccounts to any other subaccount without charge and without that transfer (or exchange) counting towards the number permitted or the number permitted without charge under their Contract. During the 30 days after the proposed substitution, Contract owners will be permitted to make a transfer of Contract value (or annuity unit exchange) from the subaccount investing in the Replacement Portfolio to any other subaccount without charge and without that transfer (or exchange) counting towards the number permitted or the number permitted without charge under their Contract.

 Inquiries

     Owners may make inquiries by contacting their registered representative or by writing MetLife Investors USA at 22 Corporate Plaza Drive, Newport Beach, California 92660, or by calling 1-800-284-4536.



METLIFE INVESTORS USA REQUESTS THAT YOU PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                     FORM OF
                             VOTING INSTRUCTION CARD

                     MetLife Investors USA Insurance Company
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660

                          YOUR VOTE IS VERY IMPORTANT!

                    PLEASE SIGN, DATE AND RETURN THIS VOTING
                INSTRUCTION CARD IN THE ENCLOSED ENVELOPE TODAY!



Name of Contract Owner                      Voting Control Number:
                                            ---------------------
Address
City, ST     00000


I, the undersigned, hereby instruct MetLife Investors USA Insurance Company ("MetLife Investors USA") to count all of the accumulation units that I owned as of January 30, 2004, in the subaccount(s) of MetLife Investors USA Separate Account A listed on the reverse side as being voted as indicated on this Voting Instruction Card.

METLIFE INVESTORS USA RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL(S).


-----------------------------------------------------------------------------
         You may also vote by:

         o        Telephone:

                  1.  Call toll free 1-866-235-4258.
                  2.   Enter your voting control number (found above).
                  3.   Follow the simple instructions.

         o        Fax:

                   After completing and signing this Card, fax it (both front and back sides) to 1-888-796-9932.

         o        Internet:

                   Visit our website at https://vote.proxy-direct.com and
                   follow the instructions for voting via Internet.
   -----------------------------------------------------------------------------

     THESE VOTING INSTRUCTIONS ARE BEING SOLICITED ON BEHALF OF METLIFE INVESTORS USA. RECEIPT OF THE ACCOMPANYING VOTING INFORMATION STATEMENT(S), AS APPLICABLE, IS HEREBY ACKNOWLEDGED.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.


                                                    -------------------------
                                                    Signature

                                                     ------------------------
                                                    Signature (if held jointly)

                                                    -------------------------
                                                    Date

                               (Please see reverse side to vote.)

ACCUMULATION UNITS HELD ON YOUR BEHALF WILL BE VOTED AS INDICATED BELOW OR AS "FOR" ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

If this Voting Instruction Card is signed and returned and no specification is made, MetLife Investors USA will count the vote as "FOR" all of the Proposals. Please note that a vote to "ABSTAIN" will have the same effect as a "NO" vote.

To be counted, Voting Instruction Cards must be received by MetLife Investors USA no later than Friday, April 23, 2004 at 4:00 p.m. Pacific Time.




PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.  EXAMPLE:  |X|


SUBACCOUNT(s)                                        UNITS
[Current Subaccount Name]


METLIFE INVESTORS USA RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE FOLLOWING:




     To approve the substitution of Class A shares of the Replacement Portfolio(s) listed below for the shares of the corresponding Current
     Portfolio(s) listed below that is currently included as an investment option under certain variable insurance contracts offered by MetLife Investors USA Insurance Company.


                  Replacement Portfolio                         Current Portfolio

           1.     [Name of Replacement Portfolio], a series     [Class of shares] shares of [Name of
                  of [Name of Trust]                            Current Portfolio]

            Mark         |_| To Vote FOR      |_| To Vote AGAINST        |_| To ABSTAIN From Voting.





     IMPORTANT:  PLEASE  SIGN AND DATE ON THE  REVERSE  SIDE  BEFORE  MAILING OR
     FAXING